UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 6, 2009

ZAP
(Exact name of Registrant as specified in its charter)

California	0-303000	94-3210624
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

501 Fourth Street Santa Rosa, CA	95401
(Address of principal executive offices)	(Zip Code)

(707) 525-8658
(Registrant’s telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations

Section 1.01	Entry into a Material Definitive Agreement

On August 6, 2009, ZAP (the “Company”) entered into a securities purchase agreement (the “Agreement”) with Cathaya Capital, L.P., a Cayman Islands exempted limited partnership (the “Investor”). Pursuant to the Agreement, the Investor purchased 20 million shares of the Company’s Common Stock at a price of $0.25 per share (the “Shares”) for an aggregate purchase price of $5 million. A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On August 6, 2009, the Company also entered into a secured loan facility with the Investor pursuant to a Secured Convertible Promissory Note (the “Note”).  The Note provides for an aggregate principal amount of up to $10 million in advances to be made to the Company by the Investor prior to October 1, 2012.  The aggregate principal amount of the advances made under the Note accrues interest at a rate per annum equal to the greater of (i) five percent (5%) and (ii) three percent (3%) plus prime.  The aggregate principal amount of each advance made under the Note plus interest becomes due and payable to the Investor on the earlier of (i) the two year anniversary of the date such advance was made and (ii) December 31, 2012.  The Note is convertible into shares of the Company’s Common Stock at a conversion rate, subject to any adjustments called for by the terms of the Note, of 2,000 shares of Common Stock for each $1,000 principal amount of the Note being converted. A copy of the Note is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The Note is secured by the terms and conditions of a security agreement (the “Security Agreement”) covering all of the Company’s assets other than those assets specifically excluded from the lien created by the Security Agreement. A copy of the Security Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

In addition to the sale of the Shares and the Note, the Company issued two warrants (the “Warrants”) to the Investor that are exercisable for shares of the Company’s Common Stock.  The first warrant is exercisable for 10 million shares of the Company’s Common Stock at an exercise price of $0.50 per share.  The number of shares of the Company’s Common Stock that the second warrant is exercisable for is dependent on the aggregate principal amount of the advances made under the Note.  The maximum number of shares of the Company’s Common Stock that the second warrant could be exercisable for is 6 million shares at a price of $0.50 per share. Copies of the Warrants are attached hereto as Exhibits 10.4 and 10.5 and are incorporated herein by reference.

Pursuant to the terms of the Agreement, on August 6, 2009, the Company also entered into a registration rights agreement with the Investor (the “Registration Rights Agreement”) and a voting agreement with the Investor (the “Voting Agreement”). A copy of the Registration Rights Agreement and a copy of the Voting Agreement are attached hereto as Exhibits 10.6 and 10.7, respectively, and are incorporated herein by reference.

On August 6, 2009, the Company issued a press release describing the above financing transaction.  The full text of this press release is furnished herewith as Exhibit 99.1.

Section 2	Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registratnt.

The disclosures under Item 1.01 are incorporated into this Item 2.03 by reference.

Section 3	Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures under Item 1.01 are incorporated into this Item 3.02 by reference.

The Shares, the Note and the Warrants were issued in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2009, the Company’s Board of Directors (the “Board”) appointed Priscilla Lu to the Board to fill a vacancy on the Board.  In connection with this appointment, the Company entered into an indemnification agreement with Ms. Lu on August 6, 2009.  A copy of the indemnification agreement is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

On August 6, 2009, the Board also appointed Priscilla Lu to serve on the Compensation Committee of the Company’s Board of Directors to serve until such time as Priscilla Lu is no longer a member of the Company’s Board of Directors.

On August  6, 2009, the Company granted to Ms. Lu two nonstatutory stock options to purchase shares of the Company’s Common Stock under the Company’s 2008 Equity Compensation Plan at a price per share of $ 0.39.  The first stock option is exercisable for 1,000,000 shares of the Company’s Common Stock and is immediately exercisable.  The second stock option is exercisable for 5,600,364 shares of the Company’s Common Stock and vests in three equal installments, on the first, second and third anniversary of the date of grant, subject to Ms. Lu continuing to provide services to the Company through each such date.

On August 6, 2009, the Company granted to the Company’s Chief Executive Officer, Steven Schneider, a nonstatutory stock option to purchase 9,333,940 shares of the Company’s Common Stock under the Company’s 2008 Equity Compensation Plan at a price per share of $ 0.39.  One million of the shares subject to the option are immediately exercisable, and the remaining shares subject to the option shall vest in three equal installments on the first, second and third anniversary of the Closing; provided that Steven Schneider continues to provide services to the Company as an employee, director, consultant or in some other capacity through each such date.

On August 6, 2009, the Company and Steven Schneider entered into an Amendment to Prior Employment Agreements (the “Amendment”). Pursuant to the Amendment, the Company terminated all prior employment agreements or arrangements with Mr. Schneider, in writing, verbally, or otherwise. The Amendment further provides that the Executive and Compensation Committee of the Board of Directors will negotiate in good faith to determine the terms of a new employment agreement between the Company and Mr. Schneider. A copy of the Amendment is attached hereto as Exhibit 10.9.

Section 8	Other Events

Item 8.01	Other Events

On August 6, 2009, the Board increased the number of shares of the Company’s Common Stock reserved under the Company’s 2008 Equity Compensation Plan by 10 million shares to a new total of 20 million shares.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1	Securities Purchase Agreement dated August 6, 2009.

10.2	Secured Convertible Promissory Note dated August 6, 2009.

10.3	Security Agreement dated August 6, 2009.

10.4	Warrant (First) to Purchase Common Stock dated August 6, 2009.

10.5	Warrant (Second) to Purchase Common Stock dated August 6, 2009.

10.6	Registration Rights Agreement dated August 6. 2009.

10.7	Voting Agreement dated August 6, 2009.

10.8	Indemnification Agreement between ZAP and Priscilla dated August 6, 2009.

10.9	Amendment to Prior Employment Agreements dated August 6, 2009.

99.1	Press Release dated August 10, 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Dated: August 10, 2009	By:	/s/ Steven M. Schneider
Chief Executive Officer